UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2024

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-05424	58-0218548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 20706, Atlanta, Georgia 30320-6001

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Registrant’s Web site address: www.delta.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, executives of Delta Air Lines, Inc. (“Delta”) are presenting at the J.P. Morgan Industrials Conference on March 12, 2024. Delta is reaffirming its outlook, previously provided on January 12, 2024, for the full year 2024 and March quarter. Delta expects to deliver year-over-year total revenue growth in the top half of the initial guidance range for the March quarter.

FY24 Forecast
Earnings Per Share	$6 - $7
Free Cash Flow ($B)	$3 - $4
Adjusted Debt to EBITDAR	2x - 3x

1Q24 Forecast
Total Revenue YoY	Up 3% - 6%
Operating Margin	Approx. 5%
Earnings Per Share	$0.25 - $0.50

Reconciliation of Non-GAAP Financial Measures

The financial measures included above (“non-GAAP financial measures”) are derived from Delta’s Consolidated Financial Statements, but are not presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Delta is not able to reconcile certain forward looking non-GAAP financial measures included above without unreasonable effort because the adjusting items will not be known until the end of the indicated future periods and could be significant.

Included below are reconciliations of certain non-GAAP financial measures to the most directly comparable GAAP financial measures. Reconciliations below may not calculate exactly due to rounding. The following adjustments are made to provide comparability between the reported periods, if applicable, and for the reasons indicated below:

Third-party refinery sales. Refinery sales to third parties, and related expenses, are not related to Delta’s airline segment. Excluding these sales therefore provides a more meaningful comparison of Delta’s airline operations to the rest of the airline industry.

MTM adjustments on investments. Mark-to-market (“MTM”) adjustments are defined as fair value changes recorded in periods other than the settlement period. Unrealized gains/losses result from Delta’s equity investments that are accounted for at fair value in non-operating expense. The gains/losses are driven by changes in stock prices, foreign currency fluctuations and other valuation techniques for investments in certain companies, particularly those without publicly-traded shares. Adjusting for these gains/losses allows investors to better understand and analyze Delta’s core operational performance in the periods shown.

2

Total Revenue, adjusted

	Three Months Ended
	(Projected)
(in billions)	March 31, 2024	March 31, 2023
Total revenue	$13.3 - 13.65	$12.8
Adjusted for:
Third-party refinery sales	~(1.1)	(0.9)
Total revenue, adjusted	$12.2 - 12.55	$11.8

Operating Margin, adjusted

Three Months Ended
(Projected)
March 31, 2024
Operating margin	~4%
Adjusted for:
Third-party refinery sales	~1
Operating margin, adjusted	~5%

Pre-Tax Income, Net Income, and Diluted Earnings per Share, adjusted

	Three Months Ended				Three Months Ended
	(Projected)				(Projected)
	March 31, 2024				March 31, 2024
	Pre-Tax	Income		Net	Earnings
(in billions, except per share data)	Income	Tax		Income	Per Diluted Share
GAAP	$0.0 - 0.2	$	~(0.0)	$0.0 - 0.2	$0.00 - 0.25
Adjusted for:
MTM adjustments on investments	~0.2
Non-GAAP	$0.2 - 0.4	$	~(0.1)	$0.1 - 0.3	$0.25 - 0.50

3

Forward Looking Statements

Statements made in this Form 8-K that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments or strategies for the future, should be considered “forward-looking statements” under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees or promised outcomes and should not be construed as such. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections, goals, aspirations, commitments and strategies reflected in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the possible effects of serious accidents involving our aircraft or aircraft of our airline partners; breaches or lapses in the security of technology systems we use and rely on, which could compromise the data stored within them, as well as failure to comply with evolving global privacy and security regulatory obligations or adequately address increasing customer focus on privacy issues and data security; disruptions in our information technology infrastructure; our dependence on technology in our operations; increases in the cost of aircraft fuel; extended disruptions in the supply of aircraft fuel, including from Monroe Energy, LLC (“Monroe”), a wholly-owned subsidiary of Delta that operates the Trainer refinery; failure to receive the expected results or returns from our commercial relationships with airlines in other parts of the world and the investments we have in certain of those airlines; the effects of a significant disruption in the operations or performance of third parties on which we rely; failure to comply with the financial and other covenants in our financing agreements; labor issues; the effects on our business of seasonality and other factors beyond our control, such as changes in value in our equity investments, severe weather conditions, natural disasters or other environmental events, including from the impact of climate change; failure or inability of insurance to cover a significant liability at Monroe’s refinery; failure to comply with existing and future environmental regulations to which Monroe’s refinery operations are subject, including costs related to compliance with renewable fuel standard regulations; significant damage to our reputation and brand, including from exposure to significant adverse publicity or inability to achieve certain sustainability goals; our ability to retain senior management and other key employees, and to maintain our company culture; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; the effects of terrorist attacks, geopolitical conflict or security events; competitive conditions in the airline industry; extended interruptions or disruptions in service at major airports at which we operate or significant problems associated with types of aircraft or engines we operate; the effects of extensive government regulation we are subject to; the impact of environmental regulation, including but not limited to regulation of hazardous substances, increased regulation to reduce emissions and other risks associated with climate change, and the cost of compliance with more stringent environmental regulations; and unfavorable economic or political conditions in the markets in which we operate or volatility in currency exchange rates.

Additional information concerning risks and uncertainties that could cause differences between actual results and forward-looking statements is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Caution should be taken not to place undue reliance on our forward-looking statements, which represent our views only as of the date of this Form 8-K, and which we undertake no obligation to update except to the extent required by law.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	By:	/s/ Daniel C. Janki
Daniel C. Janki
Date: March 12, 2024		Executive Vice President & Chief Financial Officer

5